SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2003

LEHMAN ABS CORPORATION

(as depositor under the Sale and Servicing Agreement, dated as of September 1, 2003, which forms Fifth Third Home Equity Loan Trust 2003-1)

LEHMAN ABS CORPORATION

__________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

New York, New York 10019

__________________________________________________________________________

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

Other Events

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 that are included in this Form 8-K have been audited by KPMG LLP.  The consent of KPMG LLP to the inclusion of their audit reports on such financial statement in this Form 8-K and their being named as “experts” in the Prospectus Supplement relating to Fifth Third Home Equity Loan Trust 2003-1, Fifth Third Home Equity Loan Asset-Backed Notes, Series 2003-1, is attached hereto as Exhibit 23.1.

The financial statements of FGIC as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 are attached hereto as Exhibit 99.1.  The unaudited interim financial statements of FGIC as of June 30, 2003 and for the six-month periods ended June 30, 2003 and 2002 are attached hereto as Exhibit  99.2.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(99)

Not applicable.

(99)

Not applicable.

(99)

Exhibits:

23.1

Consent of KPMG LLP

99.1

Financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002.

99.2

Unaudited financial statements of FGIC as of June 30, 2003 and for the six-month periods ended June 30, 2003 and 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/ _Samir Tabet__________

Name:

Samir Tabet

Title:

Managing Director

Dated: September 25, 2003

EXHIBIT INDEX

Exhibit

23.1	Consent of KPMG LLP
99.1	Financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002.
99.2	Unaudited financial statements of FGIC as of June 30, 2003 and for the six-month periods ended June 30, 2003 and 2002.

Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Form 8-K of Lehman ABS Corporation (the “Registrant”), which is incorporated by reference in the registration statement (No. 333-108503) and to the reference to our firm under the heading “Experts” in the Prospectus Supplement relating to the Fifth Third Home Equity Loan Trust 2003-1, Fifth Third Home Equity Loan Asset-Backed Notes, Series 2003-1.

/s/ KPMG LLP

KPMG LLP

New York, New York
September 25, 2003